UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       Date of report (Date of earliest event reported): October 31, 2003

                             Community Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


      Massachusetts                 33-12756-B               04-2841993
(State or other jurisdiction       (Commission              (IRS Employer
    of incorporation)              File Number)           Identification No.)

      17 Pope Street, Hudson, MA                                01749
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (978) 568-8321

                                 Not Applicable
          (Former name or former address, if changed since last report)
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Items 1 through 4. Not applicable.

Item 5. Other Events.

      On October 31, 2003, following the receipt of all required regulatory and stockholder approvals, Citizens Financial Group, Inc. ("Citizens") completed the acquisition of Community Bancorp, Inc. ("Community") pursuant to an Agreement and Plan of Merger, dated as of July 30, 2003, between Citizens and Community (the "Agreement"). The acquisition was effected by means of a merger of a wholly-owned subsidiary of Citizens with and into Community (the "Merger"). In addition, Community's banking subsidiary, Community National Bank, was merged with and into a banking subsidiary of Citizens, Citizens Bank of Massachusetts. Upon consummation of the Merger, each outstanding share of common stock of Community (other than certain excluded shares) was converted into the right to receive $19.75 in cash.

      For additional information, reference is made to the press release of Citizens, dated October 31, 2002, which is included as Exhibit 99.1 and is incorporated herein by reference.

Item 6. Not applicable.

Item 7. Financial Statements and Exhibits

      (a) Not applicable.

      (b) Not applicable.

      (c) The following exhibits are included with this Report:

Exhibit No.     Description
-----------     -----------

2.1 Agreement and Plan of Merger, July 30, 2003, by and among Citizens Bank of Massachusetts, Citizens Financial Group, Inc., and Community Bancorp, Inc. *

4.1             Second Amendment to Shareholder Rights Agreement dated July
                29, 2003.*

99.1            Press Release dated October 31, 2003.

* Incorporated by reference to the Current Report on Form 8-K filed by Community with the Commission on July 30, 2003.

Items 8 through 12. Not applicable.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Community Bancorp, Inc.

                                          By: /s/ Donald R. Hughes, Jr.
                                              -------------------------
                                              Donald R. Hughes, Jr.
                                              Treasurer and Clerk
Date: October 31, 2003


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                                  EXHIBIT INDEX

Exhibit #           Exhibit Description
---------           -------------------

  99.1              Press Release dated October 31, 2003.


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